SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 1, 1999
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                            *                         13-4051921
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


* This report is being filed with the Commission by the Registrant as a Successor Issuer to NTL Communications Corp. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934. The Commission File Number of NTL Communications Corp. is 0-22616.

Item 5.  Other Events.
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     (A) On April 1,  1999,  NTL  Incorporated  (NASDAQ:  NTLI;  EASDAQ:NTLI.ED)
completed a corporate restructuring to create a holding company structure. The holding company restructuring was accomplished through a merger under Section 251(g) of the Delaware General Corporation Law so that all stockholders of NTL at the effective time of the merger became stockholders of the new holding company, and NTL became a subsidiary of the new holding company.

     The new holding company has taken the NTL Incorporated name and will trade under the same NTLI (NASDAQ) and NTLI.ED (EASDAQ) symbols, with the same CUSIP numbers as before. The holding company's subsidiary has changed its name to NTL Communications Corp.

     Stockholders are not required to take any action in connection with this corporate restructuring. All outstanding shares will be converted into shares of the holding company, in a non-taxable transaction, with the same voting powers, designations, preferences and rights, and the same qualifications, restrictions, and limitations, as the shares of NTL previously held by stockholders. The shares of the holding company will continue to be represented by the same stock certificates that previously represented shares of NTL capital stock.

     The formation of the holding company was previously announced as a part of the Company's effort to pursue opportunities outside of the United Kingdom and Ireland. The Company had announced the first of these opportunities on March 18, 1999 when it announced that it was the successful bidder to acquire and operate the Australian National Transmission Network. That acquisition is expected to close in late April or early May 1999.

     A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

     (B) This report is being filed with the Commission by the Registrant as a Successor Issuer to NTL Communications Corp. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934. The Commission File Number of NTL Communications Corp. is 0-22616. The Form 8-K is being filed by NTL Incorporated as a Successor Issuer as required by Paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934.

Item 7.  Financial Statements and Exhibits
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         Exhibits

    99   Press release, issued March 31, 1999

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         NTL INCORPORATED
                                           (Registrant)


                                         By: /s/ Richard J. Lubasch
                                         -----------------------------------
                                         Name:   Richard J. Lubasch
                                         Title:  Senior Vice President-
                                                   General Counsel


Dated: April 1, 1999

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                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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   99    Press release, issued March 31, 1999